SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 11, 2002
                        --------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2002-3)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72082                     13-3408713
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2002-3. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2002-3 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2002-3 REMIC Pass-Through Certificates.

     On March 28, 2002, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before March 1, 2002) as of March 1, 2002 of $608,458,121.19. The mortgage loans that have original maturites of at least 20 years but no more than 30 years, the "group I mortgage loans" have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before March 1, 2002) as of March 1, 2002 of $405,167,239.13. The mortgage loans that have original maturites of at least 10 years but no more than 15 years, the "group II mortgage loans" have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before March 1, 2002) as of March 1, 2002 of $203,290,882.06. Information below is provided with respect to all mortgage loans expected to be included in the mortgage loan pool.

     The total numbers of the group I mortgage loans and the group II mortgage loans as of March 1, 2002 were 843 and 446, respectively. The weighted average interest rates on the group I mortgage loans and the group II mortgage loans (before deduction of the servicing fee) as of March 1, 2002 were 6.886% and 6.515%, respectively. The weighted average remaining terms to stated maturity of the group I mortgage loans and the group II mortgage loans as of March 1, 2002 were 356.47 months and 177.57 months, respectively. All mortgage loans have original maturities of at least 10 but no more than 30 years. None of the group I mortgage loans or the group II mortgage loans were originated prior to March 1, 2001 and February 1, 2001, respectively, or after March 1, 2002. The weighted average original terms to stated maturity of the group I mortgage loans and the group II mortgage loans as of March 1, 2002 were 359.21 months and 179.61 months, respectively.

     None of the group I mortgage loans and the group II mortgage loans have a scheduled maturity later than March 1, 2032 and March 1, 2017, respectively. Each group I mortgage loan and group II mortgage loan had an original principal balance of not less than $55,000 and $43,650, respectively, nor more than $1,000,000. Group I mortgage loans and group II mortgage loans having aggregate scheduled principal balances of $7,808,611 and $839,177, respectively, as of March 1, 2002 had loan-to-value ratios at origination in excess of 80%, but no mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratios at origination of the group I mortgage loans and the group II mortgage loans as of March 1, 2002 were 65.5% and 57.3%, respectively. No more than $4,523,722 and $2,321,188, respectively, of the group I mortgage loans and the group II mortgage loans are secured by mortgaged properties located in any one zip code. At least 98%(2) and 96%, respectively, of the group I mortgage loans and the group II mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.

-----------
1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72082).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the group I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the group I mortgage loans or as a percentage of the aggregate scheduled principal balance of the group II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the group II mortgage loans.

     At least 99% and 96%, respectively, of the group I mortgage loans and the group II mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 1% and 4%, respectively of the group I mortgage loans and the group II mortgage loans will be mortgage loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 76% and 90%, respectively, of the group I mortgage loans and the group II mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the group I mortgage loans and the group II mortgage loans for which additional collateral was pledged, taken as a group:

     1. the numbers of such group I mortgage loans and group II mortgage loans are 5 and 4, respectively;

     2. such group I mortgage loans and group II mortgage loans have aggregate scheduled principal balances of $954,589 and $1,078,336, respectively;

     3. the weighted average loan-to-value ratios of such group I mortgage loans and group II mortgage loans, taking into account the loanable value of the pledged additional collateral, are 80.0% and 78.2%, respectively; and

     4. the weighted average loan-to-value ratios of such group I mortgage loans and group II mortgage loans, without taking into account the loanable value of the pledged additional collateral, are 96.3% and 94.7%, respectively.

     Group I discount loans will consist of group I mortgage loans with net loan rates less than 6.250%. Group I premium loans will consist of group I mortgage loans with net loan rates greater than or equal to 6.250%. The aggregate scheduled principal balances outstanding as of the cut-off date of the group I discount loans and the group I premium loans were $6,772,757 and $398,394,482, respectively. The weighted average interest rates of the group I discount loans and the group I premium loans, as of the cut-off date, were 6.345% and 6.895%, respectively. The weighted average remaining terms to stated maturity of the group I discount loans and the group I premium loans, as of the cut-off date, were 357.44 months and 356.45, respectively.

     Group II discount loans will consist of group II mortgage loans with net loan rates less than 6.000%. Group II premium loans will consist of group II mortgage loans with net loan rates greater than or equal to 6.000%. The aggregate scheduled principal balances outstanding as of the cut-off date of the group II discount loans and the group II premium loans were $9,122,169 and $194,168,713, respectively. The weighted average interest rates of the group II discount loans and the group II premium loans, as of the cut-off date, were 6.017% and 6.538%, respectively. The weighted average remaining terms to stated maturity of the group II discount loans and the group II premium loans, as of the cut-off date, were 177.70 months and 177.57, respectively.

      The following tables set forth information regarding the mortgage loans as of March 1, 2002.


                 YEARS OF ORIGINATION OF GROUP I MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2001                                799                         $380,412,164

2002                                 44                           $24,755,075


Total                               843                         $405,167,239
                                    ===                         ============


                 YEARS OF ORIGINATION OF GROUP II MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2001                                310                         $142,388,243

2002                                136                          $60,902,639


Total                               446                         $203,290,882
                                    ===                         ============

              TYPES OF DWELLINGS SUBJECT TO GROUP I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     775                         $373,641,644

Multi-family Dwellings*               9                           $5,472,375

Townhouses                           11                           $5,982,895

Condominium Units (one to four       15                           $5,431,178
stories high)

Condominium Units (over four          5                           $2,247,704
stories high)

Cooperative Units                    28                          $12,391,443


Total                               843                         $405,167,239
                                    ===                         ============

-----------
*   Multi-family dwellings are 2-family and 3-family.


              TYPES OF DWELLINGS SUBJECT TO GROUP II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     422                         $193,883,429

Multi-family Dwellings*               2                             $681,641

Townhouses                           10                           $3,595,880

Condominium Units (one to four        7                           $2,577,572
stories high)

Condominium Units (over four          1                             $737,773
stories high)

Cooperative Units                     4                           $1,814,587


Total                               446                         $203,290,882
                                    ===                         ============

-----------
*   Multi-family dwellings are 2-family.

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO GROUP I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            834                         $399,694,863

2-family                              8                           $4,964,392

3-family                              1                             $507,984


Total                               843                         $405,167,239
                                    ===                         ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO GROUP II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            444                         $202,609,241

2-family                              2                             $681,641


Total                               446                         $203,290,882
                                    ===                         ============

                         SIZE OF GROUP I MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    3                             $217,747

$150,000 through $199,999             1                             $174,860

$200,000 through $299,999             1                             $202,931

$300,000 through $349,999           153                          $50,364,004

$350,000 through $399,999           151                          $57,072,735

$400,000 through $449,999           130                          $55,288,314

$450,000 through $499,999           113                          $53,665,700

$500,000 through $549,999            64                          $33,623,194

$550,000 through $599,999            61                          $35,516,745

$600,000 through $649,999            63                          $39,778,052

$650,000 through $699,999            62                          $42,713,226

$700,000 through $749,999             4                           $2,855,427

$750,000 through $799,999             6                           $4,661,293

$800,000 through $849,999             5                           $4,164,653

$850,000 through $899,999             5                           $4,406,351

$900,000 through $949,999             3                           $2,798,792

$950,000 and over                    18                          $17,663,215


Total                               843                         $405,167,239
                                    ===                         ============

                         SIZE OF GROUP II MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    4                             $317,037

$150,000 through $249,999             2                             $374,873

$250,000 through $299,999             2                             $577,638

$300,000 through $349,999            92                          $30,217,189

$350,000 through $399,999           108                          $40,669,048

$400,000 through $449,999            57                          $24,455,774

$450,000 through $499,999            55                          $26,369,064

$500,000 through $549,999            36                          $18,866,223

$550,000 through $599,999            24                          $14,014,201

$600,000 through $649,999            21                          $13,188,861

$650,000 through $699,999            24                          $16,486,910

$700,000 through $749,999             3                           $2,180,918

$750,000 through $799,999             6                           $4,708,201

$800,000 through $849,999             4                           $3,313,024

$850,000 through $899,999             2                           $1,774,050

$900,000 through $949,999             2                           $1,815,785

$950,000 and over                     4                           $3,962,086


Total                               446                         $203,290,882
                                    ===                         ============

              DISTRIBUTION OF GROUP I MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
-------------                     ---------                --------------------

6.250% - 6.500%                      66                          $30,510,599

6.501% - 7.000%                     608                         $295,876,416

7.001% - 7.500%                     163                          $76,399,723

7.501% - 8.000%                       6                           $2,380,501


Total                               843                         $405,167,239
                                    ===                         ============


              DISTRIBUTION OF GROUP II MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.750% - 6.000%                      10                           $4,046,619

6.001% - 6.500%                     283                         $128,103,295

6.501% - 7.000%                     149                          $69,479,900

7.001% - 7.250%                       4                           $1,661,068


Total                               446                         $203,290,882
                                    ===                         ============

                     DISTRIBUTION OF GROUP I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    339                         $175,278,536

65.001% - 75.000%                   222                         $104,343,976

75.001% - 80.000%                   261                         $117,736,116

80.001% - 85.000%                     7                           $2,681,328

85.001% - 90.000%                    14                           $5,127,283


Total                               843                         $405,167,239
                                    ===                         ============


                     DISTRIBUTION OF GROUP II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    280                         $130,457,729

65.001% - 75.000%                    96                          $43,254,432

75.001% - 80.000%                    67                          $28,739,544

80.001% - 90.000%                     3                             $839,177


Total                               446                         $203,290,882
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                      GROUP I MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               8                           $3,827,067
Arizona                              14                           $6,286,218
Arkansas                              5                           $2,889,995
California                          198                          $97,626,688
Colorado                             27                          $13,637,883
Connecticut                          44                          $22,904,791
Delaware                              1                             $318,859
District of Columbia                  3                           $1,311,720
Florida                              25                          $11,613,161
Georgia                              32                          $14,693,235
Hawaii                                1                             $480,947
Illinois                             55                          $25,716,668
Indiana                               4                           $1,624,623
Kansas                                1                             $422,883
Kentucky                              4                           $2,576,033
Louisiana                             2                           $1,147,960
Maryland                             30                          $16,049,093
Massachusetts                        76                          $34,572,645
Michigan                              7                           $2,885,170
Minnesota                             3                           $1,521,424
Mississippi                           2                             $959,667
Missouri                             25                          $12,473,747
Montana                               2                           $1,099,144
Nevada                                2                             $963,206
New Jersey                           30                          $13,994,818
New Mexico                            4                           $1,581,034
New York                             88                          $40,430,791
North Carolina                       18                           $9,445,162
Ohio                                 12                           $6,604,793
Oregon                                2                             $731,034
Pennsylvania                          9                           $4,134,739
Rhode Island                          1                             $466,232
South Carolina                       11                           $5,020,957
Tennessee                             4                           $2,373,778
Texas                                27                          $12,170,584
Utah                                  6                           $3,637,214
Vermont                               2                             $951,323
Virginia                             49                          $22,425,363
Washington                            6                           $2,694,939
West Virginia                         1                              $68,881
Wyoming                               2                             $832,770


Total                               843                         $405,167,239
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                     GROUP II MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               5                           $2,103,153
Arizona                               3                           $1,193,837
Arkansas                              3                           $1,097,808
California                          120                          $55,445,780
Colorado                             21                          $10,923,216
Connecticut                          20                          $10,782,023
Delaware                              1                             $446,930
District of Columbia                  2                           $1,092,000
Florida                              11                           $5,680,956
Georgia                              14                           $6,489,971
Illinois                             27                          $11,606,177
Indiana                               5                           $2,963,726
Kansas                                1                             $381,509
Kentucky                              1                             $413,222
Maryland                             12                           $4,843,253
Massachusetts                        22                          $10,427,678
Michigan                              3                           $1,605,876
Minnesota                             4                           $2,058,346
Mississippi                           2                             $701,588
Missouri                             14                           $5,760,190
Montana                               3                           $1,260,975
Nevada                                2                             $950,951
New Hampshire                         3                           $1,256,389
New Jersey                           18                           $8,119,300
New York                             24                          $10,371,362
North Carolina                       23                          $10,133,995
North Dakota                          1                             $505,087
Ohio                                  8                           $3,602,776
Pennsylvania                          4                           $1,165,709
South Carolina                        9                           $3,921,347
Tennessee                            11                           $5,080,141
Texas                                16                           $6,670,544
Utah                                  4                           $1,650,150
Virginia                             19                           $8,282,689
Washington                            9                           $3,767,975
Wisconsin                             1                             $534,253


Total                               446                         $203,290,882
                                    ===                         ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: March 11, 2002